SUPPLEMENT DATED MARCH 2, 2020

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2019

FOR CLASS P SHARES

This supplement revises the Pacific Funds prospectus dated August 1, 2019 for Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

PF Multi-Asset Fund – In the Principal Investment Strategies subsection, the first sentence of the last paragraph is deleted and replaced with the following:

Collateral Management:  A significant portion of the Fund’s assets will be invested in investment grade debt securities, including domestic debt, and U.S. dollar denominated debt issued by non-U.S. entities in developed markets, which are available as collateral for the Fund’s derivative positions.

In the Principal Risks subsection, the first sentence of the Foreign Markets Risk is deleted.

PF Emerging Markets Fund – In the Principal Investment Strategies subsection, the following is added at the end of the second paragraph:

The Fund may invest directly in certain eligible China A shares.

In addition, in the Principal Risks subsection, the following risk is added alphabetically:

•                 China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

PF Multi-Asset Fund – In the Principal Investment Strategies subsection, the first sentence of the last paragraph is deleted and replaced with the following:

Collateral Management:  A significant portion of the Fund’s assets will be invested in investment grade debt securities, including domestic debt, and U.S. dollar denominated debt issued by non-U.S. entities in developed markets, which are available as collateral for the Fund’s derivative positions.

PF Emerging Markets Fund – In the Principal Investment Strategies subsection, the following is added after the second sentence in the second paragraph:

The Fund expects to be invested in issuers that are associated with China, including China A shares.

In the Principal Risks subsection, the following risk is added alphabetically:

•                  China Risk

In the Additional Information About Principal Risks subsection, the following is added alphabetically:

•      China Risk: A Fund that has principal exposure to investments (both directly and indirectly) involving the People’s Republic of China may be impacted by social, economic and political conditions impacting China, including international relations with other nations, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

The Chinese government exercises significant control over China’s economy. Risks associated with investing in companies located or operating in China include nationalization, expropriation, and confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts and social unrest or confrontations (internally or with other countries); inflation, currency fluctuations and fluctuations in interest rates that may have negative effects on the economy and securities markets of China; pricing anomalies resulting from governmental influence; a lack of publicly available information and/or political and social instability; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Changes in applicable Chinese tax law could impact the profits of the Fund, directly or indirectly. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.

Export growth continues to be a major driver of China’s rapid economic growth. A reduction in spending on Chinese products and services, strained international relations including the institution of tariffs or other trade barriers (including heightened trade tensions between China and the United States), a heightened sensitivity to global trade, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy which in turn could impact the Chinese holdings of a Fund.

Certain securities issued by companies located or operating in China, such as “China A-shares” that trade on one of the Chinese stock exchanges, are subject to trading restrictions, quota limitations, and clearing and settlement risks, which may make direct investments in China impractical or impossible.

SUPPLEMENT DATED MARCH 2, 2020

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2019

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2019, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF Multi-Asset Fund section, the first sentence is deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, for the collateral management portion, the Fund may invest non-principally in:  up to 5% of its assets in debt instruments of developed foreign markets denominated in foreign currencies.